SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 17, 2006

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number

1-08788	SIERRA PACIFIC RESOURCES Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

2-28348	NEVADA POWER COMPANY Nevada 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104

0-00508	SIERRA PACIFIC POWER COMPANY Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information
Item 2.02    Results of Operations and Financial Condition
Today, Sierra Pacific Resources and its two utility subsidiaries, Nevada Power Company and Sierra Pacific Power Company, issued a press release disclosing financial results for the fiscal year ended December 31, 2005. The text of the release is furnished herewith as Exhibit 99.1.
Section 9—Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.
(c) Exhibits — The following exhibit is furnished with this Form 8-K:
       99.1 Press Release dated February 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: February 17, 2006	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: February 17, 2006	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: February 17, 2006	By:	/s/ John E. Brown
John E. Brown
Controller